EXHIBIT 99.35

TOP LEVEL STATS                ALL LOANS          MH          2NDS     1ST LIEN BAL     < 50K FICO < 500   1ST LIEN FRM PURCHASE
-----------------------------------------------------------------------------------------------------------------------------------
Total Collateral              700,120,396       495,989    21,746,625      6,670,722           0             14,279,930
Percent of Deal                 100.00%          0.07%        3.11%          0.95%           0.00%             2.04%
Statistical Cut-Off Date       10/1/2005       10/1/2005    10/1/2005      10/1/2005           -             10/1/2005


AVERAGES BY GROUP
-----------------------------------------------------------------------------------------------------------------------------------
WALA                               3               3            4              3               0                 3
FICO                              627             651          655            595              0                656
DTI                              41.30%         32.90%       42.19%          32.45%          0.00%             40.89%
LTV                              77.33%         76.99%       19.52%          78.28%          0.00%             83.04%
CLTV                             79.81%         76.99%       99.31%          78.28%          0.00%             83.04%
Coupon                            7.60%          8.98%       10.51%           9.55%          0.00%              7.40%
Balance                         181,237         70,856       56,485          41,692            0              139,999


PCT BY GROUP
-----------------------------------------------------------------------------------------------------------------------------------
Prefunded                         0.00%          0.00%        0.00%           0.00%          0.00%              0.00%
Delinquent at closing             0.00%          0.00%        0.00%           0.00%          0.00%              0.00%
Full Doc %                       46.89%        100.00%       35.16%          69.71%          0.00%             56.75%
Owner Occupied %                 94.77%        100.00%       99.23%          83.73%          0.00%             93.84%
First Lien %                     96.89%        100.00%        0.00%         100.00%          0.00%            100.00%
Loans w/ MI                       0.00%          0.00%        0.00%           0.00%          0.00%              0.00%
Loans w/ Simult 2nds             39.01%          0.00%        0.00%          10.12%          0.00%             57.34%
First Time Borrowers              0.00%          0.00%        0.00%           0.00%          0.00%              0.00%
Stated Docs w/ W2                 0.00%          0.00%        0.00%           0.00%          0.00%              0.00%


STATS ONLY FOR ARMS
-----------------------------------------------------------------------------------------------------------------------------------
Max Rate                         14.05%         14.67%        0.00%          16.11%          0.00%              0.00%
Margin                            6.24%          7.67%        0.00%           6.85%          0.00%              0.00%
Initial Cap                       2.68%          3.00%        0.00%           2.93%          0.00%              0.00%
Periodic Cap                      1.25%          1.00%        0.00%           1.05%          0.00%              0.00%
Avg Reset Freq (mo)                 6               6            0              6               0                 0


FICO
-----------------------------------------------------------------------------------------------------------------------------------
< 500                             0.00%          0.00%        0.00%           0.00%          0.00%              0.00%
500 - 549                        12.93%          0.00%        0.00%          24.52%          0.00%              1.42%
550 - 599                        19.17%          0.00%        7.03%          31.86%          0.00%             15.29%
600 - 649                        32.99%         45.33%       46.64%          27.14%          0.00%             32.85%
650 - 699                        23.40%         42.11%       29.19%          11.66%          0.00%             30.72%
700 - 749                         8.40%         12.56%       13.69%           4.26%          0.00%             13.49%
750 - 799                         2.81%          0.00%        2.27%           0.56%          0.00%              6.23%
800 +                             0.31%          0.00%        1.18%           0.00%          0.00%              0.00%


DTI
-----------------------------------------------------------------------------------------------------------------------------------
<25                               7.01%         21.83%        3.09%          32.36%          0.00%              6.08%
25 - 29.99                        5.05%         12.56%        2.37%          10.18%          0.00%             11.17%
30 - 34.99                        8.92%         13.36%        6.22%          12.64%          0.00%              7.82%
35 - 39.99                       15.83%         19.02%       18.79%          16.98%          0.00%             14.07%
40 - 44.99                       24.99%         23.09%       31.68%           7.73%          0.00%             29.98%
45 - 49.99                       28.49%         10.15%       33.26%          18.25%          0.00%             23.38%
50 - 54.99                        8.83%          0.00%        3.98%           1.87%          0.00%              4.82%
55 - 59.99                        0.61%          0.00%        0.17%           0.00%          0.00%              0.00%
60 +                              0.28%          0.00%        0.44%           0.00%          0.00%              2.68%


LTV
-----------------------------------------------------------------------------------------------------------------------------------
<=60                              8.90%          6.36%      100.00%          12.88%          0.00%              0.94%
60.01 - 65                        3.18%          0.00%        0.00%           5.33%          0.00%              0.00%
65.01 - 70                        5.40%         19.02%        0.00%           9.87%          0.00%              1.08%
70.01 - 75                        7.94%         13.36%        0.00%           6.76%          0.00%              6.73%
75.01 - 80                       45.85%         38.17%        0.00%          17.36%          0.00%             57.93%
80.01 - 85                        8.45%         23.09%        0.00%           9.85%          0.00%              1.95%
85.01 - 90                       13.89%          0.00%        0.00%          18.65%          0.00%             21.28%
90.01 - 95                        4.14%          0.00%        0.00%           6.23%          0.00%              5.98%
95.01 - 100                       2.24%          0.00%        0.00%          13.07%          0.00%              4.11%
> 100                             0.00%          0.00%        0.00%           0.00%          0.00%              0.00%


CLTV
-----------------------------------------------------------------------------------------------------------------------------------
<=60                              5.80%          6.36%        0.00%          12.88%          0.00%              0.94%
60.01 - 65                        3.19%          0.00%        0.32%           5.33%          0.00%              0.00%
65.01 - 70                        5.40%         19.02%        0.00%           9.87%          0.00%              1.08%
70.01 - 75                        7.94%         13.36%        0.00%           6.76%          0.00%              6.73%
75.01 - 80                       45.85%         38.17%        0.18%          17.36%          0.00%             57.93%
80.01 - 85                        8.47%         23.09%        0.67%           9.85%          0.00%              1.95%
85.01 - 90                       13.91%         0.00%         0.52%          18.65%          0.00%             21.28%
90.01 - 95                        4.35%          0.00%        6.63%           6.23%          0.00%              5.98%
95.01 - 100                       5.09%          0.00%       91.69%          13.07%          0.00%              4.11%
> 100                             0.00%          0.00%        0.00%           0.00%          0.00%              0.00%


PRODUCT
-----------------------------------------------------------------------------------------------------------------------------------
< 2 yr Fixed Term                 0.52%          0.00%        0.00%           0.00%          0.00%              0.00%
2 yr fixed hybrid                76.16%         71.18%        0.00%          73.82%          0.00%              0.00%
3 yr fixed hybrid                 9.13%          0.00%        0.00%           0.00%          0.00%              0.00%
5 yr or longer hybrid             1.20%          0.00%        0.00%           0.64%          0.00%              0.00%
Fixed Rate                       13.00%         28.82%      100.00%          25.54%          0.00%            100.00%


I/O TERM
-----------------------------------------------------------------------------------------------------------------------------------
No IO Term                       70.07%        100.00%      100.00%         100.00%          0.00%             88.55%
2 yr                              2.85%          0.00%        0.00%           0.00%          0.00%              0.00%
3 yr                              0.22%          0.00%        0.00%           0.00%          0.00%              0.00%
5 yr                             26.17%          0.00%        0.00%           0.00%          0.00%              2.78%
> 5 yr                            0.68%          0.00%        0.00%           0.00%          0.00%              8.66%


LOAN BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
< 50,000                          1.77%          6.36%       26.27%         100.00%          0.00%              4.03%
50,000 - 74,999                   3.78%         36.06%       31.00%           0.00%          0.00%              7.82%
75,000 - 99,999                   5.55%         34.48%       25.78%           0.00%          0.00%              8.12%
100,000 - 199,999                28.16%         23.09%       16.95%           0.00%          0.00%             35.67%
200,000 - 499,999                53.20%          0.00%        0.00%           0.00%          0.00%             38.65%
500,000 - 999,999                 7.53%          0.00%        0.00%           0.00%          0.00%              5.71%
1,000,000 -                       0.00%          0.00%        0.00%           0.00%          0.00%              0.00%


AMORTIZATION TERM
-----------------------------------------------------------------------------------------------------------------------------------
< 15 years                        0.05%          0.00%        0.95%           0.52%          0.00%              0.00%
15 yr                             0.28%         13.36%        2.32%           3.57%          0.00%              0.95%
20 yr                             0.38%          0.00%        4.46%           1.61%          0.00%              0.22%
25 yr                             0.00%          0.00%        0.00%           0.00%          0.00%              0.00%
30 yr                            98.12%         86.64%       92.27%          94.31%          0.00%             98.83%
40 yr                             1.17%          0.00%        0.00%           0.00%          0.00%              0.00%


MATURITY TERM
-----------------------------------------------------------------------------------------------------------------------------------
< 15 years                        0.05%          0.00%        0.95%           0.52%          0.00%              0.00%
15 yr                             1.87%         13.36%       53.42%           3.57%          0.00%              0.95%
20 yr                             0.38%          0.00%        4.46%           1.61%          0.00%              0.22%
25 yr                             0.00%          0.00%        0.00%           0.00%          0.00%              0.00%
30 yr                            97.70%         86.64%       41.17%          94.31%          0.00%             98.83%
40 yr                             0.00%          0.00%        0.00%           0.00%          0.00%              0.00%


PROPERTY TYPE
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                    79.14%          0.00%        74.27%         93.65%          0.00%             88.03%
PUD                               7.44%          0.00%        8.70%           0.00%          0.00%              2.18%
Multi Family                      7.69%          0.00%        7.55%           4.65%          0.00%              7.49%
Condo, Townhouse                  5.66%          0.00%        9.48%           1.23%          0.00%              2.30%
MH                                0.07%        100.00%        0.00%           0.47%          0.00%              0.00%


LOAN PURPOSE
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                         45.59%          0.00%       78.35%          41.07%          0.00%            100.00%
Cash Out Refi                    49.61%        100.00%       20.46%          55.63%          0.00%              0.00%
Non Cash Out Refi                 4.80%          0.00%        1.19%           3.30%          0.00%              0.00%


GEOGRAPHIC DISTRIBUTION
-----------------------------------------------------------------------------------------------------------------------------------
AK                               0.00%           0.00%        0.00%          0.00%           0.00%             0.00%
AL                               0.19%           0.00%        0.00%          4.65%           0.00%             0.25%
AR                               0.15%          10.15%        0.00%          4.66%           0.00%             0.00%
AZ                               2.93%          23.09%        1.64%          0.75%           0.00%             4.37%
CA - N                           8.81%           0.00%       12.76%          0.75%           0.00%             0.00%
CA - S                          14.13%           0.00%       21.46%          0.00%           0.00%             0.00%
CO                               1.37%           0.00%        2.38%          0.00%           0.00%             3.82%
CT                               1.66%           0.00%        1.25%          0.75%           0.00%             1.68%
DC                               0.41%           0.00%        0.23%          0.00%           0.00%             0.00%
DE                               0.27%           0.00%        0.16%          0.00%           0.00%             0.00%
FL                              11.36%          13.36%       15.14%          1.25%           0.00%            12.96%
GA                               2.16%           0.00%        2.69%          1.98%           0.00%             0.75%
HI                               0.54%           0.00%        0.73%          0.00%           0.00%             3.57%
IA                               0.71%           0.00%        0.00%          3.35%           0.00%             0.00%
ID                               0.88%           0.00%        0.25%          0.00%           0.00%             0.00%
IL                               3.31%           6.36%        4.14%          1.07%           0.00%             0.28%
IN                               0.64%           0.00%        0.29%          1.51%           0.00%             0.00%
KS                               0.60%           0.00%        0.00%          3.16%           0.00%             2.82%
KY                               0.40%           0.00%        0.10%          1.26%           0.00%             0.24%
LA                               0.39%           0.00%        0.38%          5.03%           0.00%             0.72%
MA                               3.58%           0.00%        6.20%          0.60%           0.00%             2.33%
MD                               5.44%           0.00%        6.44%          0.75%           0.00%             0.38%
ME                               0.10%           0.00%        0.00%          0.00%           0.00%             0.00%
MI                               1.73%           0.00%        0.65%          4.74%           0.00%             0.00%
MN                               0.47%           0.00%        1.08%          1.29%           0.00%             0.00%
MO                               1.22%          15.46%        0.25%         10.31%           0.00%             1.05%
MS                               0.44%           0.00%        0.00%          6.77%           0.00%             1.30%
MT                               0.07%           0.00%        0.00%          0.63%           0.00%             0.00%
NC                               0.91%           0.00%        0.25%          2.61%           0.00%             0.88%
ND                               0.05%           0.00%        0.00%          0.63%           0.00%             0.00%
NE                               0.29%           0.00%        0.00%          0.00%           0.00%             0.42%
NH                               0.51%           0.00%        0.16%          0.00%           0.00%             2.16%
NJ                               6.47%           0.00%        3.88%          0.00%           0.00%             8.68%
NM                               0.33%           0.00%        0.30%          0.45%           0.00%             1.04%
NV                               2.66%          19.02%        3.91%          0.00%           0.00%             3.45%
NY                               6.21%           0.00%        3.37%          3.40%           0.00%             5.10%
OH                               1.02%           0.00%        0.82%          1.93%           0.00%             2.55%
OK                               0.49%           0.00%        0.07%          3.65%           0.00%             3.40%
OR                               1.15%           0.00%        0.62%          0.00%           0.00%             1.42%
PA                               2.17%           0.00%        0.50%         17.56%           0.00%             5.84%
RI                               1.50%           0.00%        1.22%          0.00%           0.00%             0.00%
SC                               0.44%           0.00%        0.23%          1.63%           0.00%             0.86%
SD                               0.00%           0.00%        0.00%          0.00%           0.00%             0.00%
TN                               1.61%           0.00%        0.18%          5.78%           0.00%             4.07%
TX                               2.81%           0.00%        0.78%          3.15%           0.00%            18.17%
UT                               0.32%           0.00%        0.00%          0.00%           0.00%             0.50%
VA                               3.84%           0.00%        3.69%          1.48%           0.00%             3.11%
VT                               0.00%           0.00%        0.00%          0.00%           0.00%             0.00%
WA                               2.52%           0.00%        1.19%          0.48%           0.00%             1.83%
WI                               0.49%           0.00%        0.52%          0.60%           0.00%             0.00%
WV                               0.24%          12.56%        0.00%          0.66%           0.00%             0.00%
WY                               0.04%           0.00%        0.07%          0.75%           0.00%             0.00%
Unknown or Other                 0.00%           0.00%        0.00%          0.00%           0.00%             0.00%
-----------------------------------------------------------------------------------------------------------------------------------

TOP LEVEL STATS              1ST LIEN FRM REFI   ARM I/O PURCHASE   ARM I/O REFI    ARM NON I/O PUCHASE    ARM NON I/O REFI
---------------------------------------------------------------------------------------------------------------------------
Total Collateral             5,002,607         127,334,326      75,786,667         160,537,493          245,432,748
Percent of Deal               7.86%              18.19%           10.82%             22.93%                35.06%
Statistical Cut-Off Date     0/1/2005           10/1/2005        10/1/2005          10/1/2005            10/1/2005


AVERAGES BY GROUP
---------------------------------------------------------------------------------------------------------------------------
WALA                            3                   4                3                  3                    3
FICO                           630                 668              638                639                  589
DTI                           40.51%             42.08%           40.23%             41.55%                41.19%
LTV                           75.46%             80.72%           80.62%             82.83%                76.17%
CLTV                          75.46%             80.72%           80.62%             82.83%                76.17%
Coupon                         7.15%              6.89%            6.95%              7.79%                 7.90%
Balance                      178,580            264,728          275,588            159,580               187,927


PCT BY GROUP
---------------------------------------------------------------------------------------------------------------------------
Prefunded                      0.00%              0.00%            0.00%              0.00%                 0.00%
Delinquent at closing          0.00%              0.00%            0.00%              0.00%                 0.00%
Full Doc %                    74.71%             39.58%           51.13%             35.91%                50.79%
Owner Occupied %              95.92%             95.57%           98.63%             91.86%                94.48%
First Lien %                 100.00%            100.00%          100.00%            100.00%               100.00%
Loans w/ MI                    0.00%              0.00%            0.00%              0.00%                 0.00%
Loans w/ Simult 2nds          15.09%             87.56%           29.07%             60.82%                10.38%
First Time Borrowers           0.00%              0.00%            0.00%              0.00%                 0.00%
Stated Docs w/ W2              0.00%              0.00%            0.00%              0.00%                 0.00%


STATS ONLY FOR ARMS
---------------------------------------------------------------------------------------------------------------------------
Max Rate                       0.00%             13.41%           13.53%             14.44%                14.29%
Margin                         0.00%              6.02%            5.97%              6.15%                 6.49%
Initial Cap                    0.00%              2.71%            2.53%              2.71%                 2.68%
Periodic Cap                   0.00%              1.19%            1.33%              1.22%                 1.29%
Avg Reset Freq (mo)              0                   6                6                  6                    6


FICO
---------------------------------------------------------------------------------------------------------------------------
< 500                          0.00%              0.00%            0.00%              0.00%                 0.00%
500 - 549                      8.34%              0.00%            0.00%              7.78%                29.83%
550 - 599                     19.70%              6.34%           14.81%             17.65%                29.36%
600 - 649                     36.83%             32.63%           51.97%             33.50%                24.93%
650 - 699                     23.44%             35.58%           26.72%             26.54%                13.05%
700 - 749                      8.77%             17.99%            4.91%              9.89%                 2.67%
750 - 799                      2.92%              6.63%            1.59%              4.12%                 0.16%
800 +                          0.00%              0.84%            0.00%              0.51%                 0.00%


DTI
---------------------------------------------------------------------------------------------------------------------------
<25                            8.53%              4.73%            9.08%              7.07%                 7.56%
25 - 29.99                     5.14%              3.17%            4.39%              4.95%                 6.16%
30 - 34.99                    12.31%              6.85%            9.36%              8.95%                 9.37%
35 - 39.99                    18.32%             18.14%           17.80%             15.30%                13.65%
40 - 44.99                    18.47%             30.29%           24.62%             26.51%                21.94%
45 - 49.99                    23.93%             30.75%           28.40%             29.91%                27.32%
50 - 54.99                    11.42%              5.71%            6.34%              7.13%                12.40%
55 - 59.99                     1.44%              0.36%            0.00%              0.07%                 1.16%
60 +                           0.44%              0.00%            0.00%              0.10%                 0.43%


LTV
---------------------------------------------------------------------------------------------------------------------------
<=60                          11.88%              0.69%            3.70%              1.05%                11.63%
60.01 - 65                     8.74%              0.14%            4.41%              0.78%                 5.17%
65.01 - 70                     9.06%              0.94%            3.90%              1.27%                10.81%
70.01 - 75                    10.65%              1.69%            8.97%              2.36%                14.68%
75.01 - 80                    29.83%             85.02%           40.88%             61.59%                23.70%
80.01 - 85                    12.82%              2.48%            8.09%              6.40%                13.14%
85.01 - 90                    12.62%              7.16%           22.94%             17.43%                13.35%
90.01 - 95                     3.78%              1.20%            7.11%              4.87%                 4.62%
95.01 - 100                    0.62%              0.68%            0.00%              4.25%                 2.89%
> 100                          0.00%              0.00%            0.00%              0.00%                 0.00%


CLTV
---------------------------------------------------------------------------------------------------------------------------
<=60                          11.88%              0.69%            3.70%              1.05%                11.63%
60.01 - 65                     8.74%              0.14%            4.41%              0.78%                 5.17%
65.01 - 70                     9.06%              0.94%            3.90%              1.27%                10.81%
70.01 - 75                    10.65%              1.69%            8.97%              2.36%                14.68%
75.01 - 80                    29.83%             85.02%           40.88%             61.59%                23.70%
80.01 - 85                    12.82%              2.48%            8.09%              6.40%                13.14%
85.01 - 90                    12.62%              7.16%           22.94%             17.43%                13.35%
90.01 - 95                     3.78%              1.20%            7.11%              4.87%                 4.62%
95.01 - 100                    0.62%              0.68%            0.00%              4.25%                 2.89%
> 100                          0.00%              0.00%            0.00%              0.00%                 0.00%


PRODUCT
---------------------------------------------------------------------------------------------------------------------------
< 2 yr Fixed Term              0.00%              0.24%            0.00%              1.14%                 0.60%
2 yr fixed hybrid              0.00%             83.01%           82.28%             89.31%                90.35%
3 yr fixed hybrid              0.00%             14.01%           14.33%              8.75%                 8.62%
5 yr or longer hybrid          0.00%              2.74%            3.39%              0.79%                 0.43%
Fixed Rate                   100.00%              0.00%            0.00%              0.00%                 0.00%


I/O TERM
---------------------------------------------------------------------------------------------------------------------------
No IO Term                    91.31%              0.00%            0.00%            100.00%               100.00%
2 yr                           0.00%              5.97%           16.29%              0.00%                 0.00%
3 yr                           0.00%              0.24%            1.67%              0.00%                 0.00%
5 yr                           6.20%             93.00%           80.52%              0.00%                 0.00%
> 5 yr                         2.50%              0.79%            1.52%              0.00%                 0.00%


LOAN BALANCE
---------------------------------------------------------------------------------------------------------------------------
< 50,000                       2.05%              0.00%            0.00%              1.35%                 1.14%
50,000 - 74,999                3.70%              0.53%            0.07%              5.81%                 2.67%
75,000 - 99,999                6.22%              1.53%            0.79%              7.88%                 5.50%
100,000 - 199,999             29.10%             18.96%           16.33%             37.85%                30.60%
200,000 - 499,999             53.71%             66.60%           70.03%             42.86%                53.25%
500,000 - 999,999              5.22%             12.38%           12.78%              4.26%                 6.83%
1,000,000 -                    0.00%              0.00%            0.00%              0.00%                 0.00%


AMORTIZATION TERM
---------------------------------------------------------------------------------------------------------------------------
< 15 years                     0.32%              0.00%            0.00%              0.00%                 0.00%
15 yr                          2.36%              0.00%            0.00%              0.00%                 0.00%
20 yr                          2.97%              0.00%            0.00%              0.00%                 0.00%
25 yr                          0.00%              0.00%            0.00%              0.00%                 0.00%
30 yr                         94.35%            100.00%          100.00%             99.49%                96.99%
40 yr                          0.00%              0.00%            0.00%              0.51%                 3.01%


MATURITY TERM
---------------------------------------------------------------------------------------------------------------------------
< 15 years                     0.32%              0.00%            0.00%              0.00%                 0.00%
15 yr                          2.49%              0.00%            0.00%              0.00%                 0.00%
20 yr                          2.97%              0.00%            0.00%              0.00%                 0.00%
25 yr                          0.00%              0.00%            0.00%              0.00%                 0.00%
30 yr                         94.23%            100.00%          100.00%            100.00%               100.00%
40 yr                          0.00%              0.00%            0.00%              0.00%                 0.00%


PROPERTY TYPE
---------------------------------------------------------------------------------------------------------------------------
Single Family                 83.35%             77.36%           80.52%             75.96%                80.69%
PUD                            2.92%             10.78%           10.10%              8.49%                 5.42%
Multi Family                   9.58%              2.51%            3.31%             10.47%                 9.50%
Condo, Townhouse               3.89%              9.35%            6.08%              5.08%                 4.25%
MH                             0.26%              0.00%            0.00%              0.00%                 0.14%


LOAN PURPOSE
---------------------------------------------------------------------------------------------------------------------------
Purchase                       0.00%            100.00%            0.00%            100.00%                 0.00%
Cash Out Refi                 89.22%              0.00%           88.60%              0.00%                92.35%
Non Cash Out Refi             10.78%              0.00%           11.40%              0.00%                 7.65%


GEOGRAPHIC DISTRIBUTION
---------------------------------------------------------------------------------------------------------------------------
AK                            0.00%               0.00%            0.00%              0.00%                0.00%
AL                            0.16%               0.00%            0.00%              0.10%                0.42%
AR                            0.13%               0.00%            0.00%              0.10%                0.33%
AZ                            1.32%               3.58%            3.38%              2.12%                3.38%
CA - N                        4.20%              22.13%           16.11%              2.51%                4.96%
CA - S                       10.72%              26.16%           26.15%              5.72%               10.61%
CO                            1.42%               3.29%            1.69%              0.58%                0.56%
CT                            1.84%               0.39%            1.12%              1.31%                2.70%
DC                            0.00%               0.35%            1.13%              0.00%                0.63%
DE                            0.27%               0.00%            0.00%              0.60%                0.30%
FL                            9.13%              12.04%            6.21%             13.21%               11.46%
GA                            2.71%               3.57%            3.22%              1.96%                1.13%
HI                            0.00%               0.18%            0.56%              0.49%                0.67%
IA                            0.63%               0.44%            0.00%              1.34%                0.77%
ID                            0.25%               0.62%            0.44%              1.83%                0.78%
IL                            2.34%               0.38%            2.95%              3.89%                4.87%
IN                            0.61%               0.13%            0.14%              1.62%                0.51%
KS                            0.95%               0.00%            0.29%              1.32%                0.38%
KY                            0.09%               0.79%            0.00%              0.58%                0.31%
LA                            0.55%               0.13%            0.00%              0.62%                0.42%
MA                            4.36%               1.82%            1.85%              4.21%                4.27%
MD                            8.15%               4.93%            6.29%              4.61%                5.60%
ME                            0.00%               0.00%            0.00%              0.35%                0.05%
MI                            0.93%               0.92%            2.05%              1.83%                2.36%
MN                            0.86%               0.61%            0.24%              0.57%                0.30%
MO                            1.11%               0.24%            0.73%              2.25%                1.34%
MS                            0.84%               0.00%            0.00%              0.96%                0.35%
MT                            0.00%               0.00%            0.00%              0.10%                0.14%
NC                            1.25%               0.32%            0.97%              1.54%                0.77%
ND                            0.00%               0.00%            0.00%              0.00%                0.13%
NE                            0.00%               0.00%            0.00%              0.92%                0.18%
NH                            0.00%               0.18%            0.00%              1.06%                0.54%
NJ                            6.76%               1.36%            3.06%              5.22%               11.01%
NM                            0.18%               0.20%            0.15%              0.44%                0.39%
NV                            0.62%               2.56%            5.54%              2.64%                2.13%
NY                           18.70%               1.01%            3.66%              5.89%                7.43%
OH                            1.60%               0.16%            1.30%              0.91%                1.24%
OK                            0.26%               0.00%            0.00%              1.16%                0.37%
OR                            0.26%               1.83%            1.20%              1.05%                1.07%
PA                            3.05%               0.19%            0.70%              4.43%                1.92%
RI                            1.23%               0.33%            0.47%              1.20%                2.79%
SC                            0.63%               0.16%            0.00%              1.24%                0.16%
SD                            0.00%               0.00%            0.00%              0.00%                0.00%
TN                            1.81%               0.57%            0.16%              3.04%                1.60%
TX                            3.99%               0.48%            0.75%              6.36%                1.36%
UT                            0.54%               0.37%            0.10%              0.51%                0.19%
VA                            3.93%               2.94%            4.08%              3.44%                4.52%
VT                            0.00%               0.00%            0.00%              0.00%                0.00%
WA                            1.18%               4.15%            2.86%              3.54%                1.37%
WI                            0.16%               0.00%            0.21%              0.47%                0.94%
WV                            0.28%               0.40%            0.25%              0.16%                0.23%
WY                            0.00%               0.09%            0.00%              0.00%                0.05%
Unknown or Other              0.00%               0.00%            0.00%              0.00%                0.00%
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